Exhibit 10.149

                              ELEVENTH AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

     THIS ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Eleventh Amendment") dated as of September 30, 1997, by and among CATALINA LIGHTING, INC., a Florida corporation (the "Borrower"), the corporations listed on Annex I thereto (the "Guarantors"), the Banks signatories to the Credit Agreement (as hereinafter defined) (the "Banks") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Guarantors, the Banks and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of May 12, 1994, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, Second Amended and Restated Security Agreement, Third Amended and Restated Stock and Notes Pledge, Third Amended and Restated Agreement Regarding Factoring Proceeds, Consent and Waiver dated as of August 12, 1994, as further amended by that Second Amendment to Third Amended and Restated Credit Agreement and Third Amended and Restated Stock and Notes Pledge, dated as of February 23, 1995, as further amended by that Third Amendment to Third Amended and Restated Credit Agreement and Consent, dated as of May 1, 1995, as further amended by that Fourth Amendment to the Third Amended and Restated Credit Agreement, dated as of June 30, 1995, as further amended by that Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of December 4, 1995, as further amended by that Sixth Amendment to Third Amended and Restated Credit Agreement, Second Amendment to Second Amended and Restated Security Agreement and Second Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of December 28, 1995, as further amended by that Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of March 18, 1996, as further amended by that Eighth Amendment to Third Amended and Restated Credit Agreement, Third Amendment to Second Amended and Restated Security Agreement, and Fourth Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of October 4, 1996, as further amended by that Ninth Amendment to Third Amended and Restated Credit Agreement, dated as of December 30, 1996, and as further amended by that Tenth Amendment to Third Amended and Restated Credit Agreement, dated as of March 31, 1997 (as so amended, the "Credit Agreement"); and

     WHEREAS, the Borrower and the Guarantors have requested that the Credit Agreement be amended to revise certain financial covenants.

     WHEREAS, the Banks and the Agent have agreed to amend the Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

     a. Section 5.12 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

         "Section 5.12. MINIMUM CONSOLIDATED TANGIBLE NET WORTH PLUS SUBORDINATED DEBT. Permit its Minimum Consolidated Tangible Net Worth Plus Subordinated Debt to be less than $36,000,000.00 from the date hereof until September 29, 1996; $39,000,000.00 from September 30, 1996 until March 30, 1997; $34,500,000.00 from March 31, 1997 until June 29,
         1997; $35,000,000.00 from June 30, 1997 until September 29,
         1997; $35,500,000.00 from September 30, 1997 until December 30, 1997;
         $35,750,000.00 from December 31, 1997 until March 30, 1997;
         $36,250,000.00 from March 31, 1998 until June 29, 1998; $43,000,000.00 from June 30, 1998 until September 29, 1998; and $45,000,000 as at September 30, 1998 and at all times thereafter.

     b. Section 5.14 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:


         "Section 5.14. INTEREST COVERAGE RATIO. Permit the ratio of (a) the sum of (i) Consolidated Pre-tax Income plus (ii) Consolidated Interest Charges to (b) Consolidated Interest Charges, to be less than 1.0:1 for the one (1) calendar quarterly period ending December 31, 1995; less than 0.60:1 for the immediately preceding two (2) calendar quarterly periods ending March 31, 1996; less than 1.25:1 for the immediately preceding three (3) calendar quarterly periods ending June 30, 1996; less than 1.75:1 for the immediately preceding four (4) calendar quarterly period ending

         September 30, 1996; less than 1.25:1 for the immediately preceding four
         (4) calendar quarterly periods ending December 31, 1996; excluding the effect of the actual pretax charge to earnings previously disclosed to the Agent and the Banks not to exceed $9,859,826.00 incurred during the quarterly period ending March 31, 1997, less than 1.00:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1997; excluding the effect of the actual pretax charge to earnings not to exceed $432,000.00 incurred during the quarterly period ending June 30, 1997 for all calculations for which said quarterly period is included, less than 1.50:1 for the one (1) calendar quarterly period ending June 30, 1997; and less than 1.75:1 for (i) the immediately preceding two ( 2) calendar quarterly periods ending September 30, 1997, (ii) the immediately preceding three (3) calendar quarterly periods ending December 31, 1997 and (iii) the immediately preceding four (4) calendar quarterly periods ending March 31, 1998; and 2.00:1 for the immediately preceding four (4) calendar quarterly periods ending on the last day of each calendar quarter thereafter."

     c. Subsection (g) of Section 5.18 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

         "(g). the Borrower and any of its Subsidiaries may make other investments, loans and advances in addition to those permitted by the foregoing provisions of this Section 5.18 from time to time, provided that the aggregate amount of such investments, loans and advances shall not exceed $21,000,000.00 without the - prior written consent of all Banks and, further provided that not more than $2,500,000.00 of said aggregate amount shall represent the aggregate amount of investments, loans and advances made to Catalina Lighting Mexico, S.A. DE C.V. For the purpose of this subsection, the $21,000,000.00 limitation referred to above shall not include the net note receivable from Catalina Asia in the amount not to exceed $1,000,000.00"

     d. The signature pages to the Credit Agreement shall be amended as reflected on the signature pages attached hereto.

2. ASSIGNMENT OF REVOLVING NOTE. Effective September 29, 1997, National Canada Finance Corp has assigned and transferred, by appropriate endorsement, that certain Revolving Note dated February 23, 1995 executed by the Borrower payable to National Canada Finance Corp. in the principle sum of $17,000,000.00 to National Bank of Canada.

3. AMENDMENT TO LOAN DOCUMENTS. The Loan Documents are hereby amended by substituting "National Bank of Canada" for "National Canada Finance Corp." in each instance where these terms appear in all Loan Documents.

4. COUNTERPARTS. The Eleventh Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

5. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Credit Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

6. RATIFICATION OF LOAN DOCUMENTS; MISCELLANEOUS. The Credit Agreement as amended hereby, and all other Loan Documents shall remain in full force and effect in this Eleventh Amendment to Credit Agreement shall not be deemed a novation. Each and every reference to the Credit Agreement and any other Loan Documents shall be deemed to refer to the Credit Agreement as amended by the Eleventh Amendment. The Borrower and the Guarantors hereby acknowledge and represent that the Loan Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

7. GOVERNING LAW. THIS ELEVENTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE BANKS IN FLORIDA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

     IN WITNESS WHEREOF, the parties have executed this Eleventh Amendment as of the day and year first above written.

                                    BORROWER:

                                    CATALINA LIGHTING, INC.

                                    By: /s/ THOMAS M. BLUTH
                                        --------------------------------
                                        Thomas M. Bluth
                                        Vice President, Secretary,
                                        Treasurer

                                    GUARANTORS:

                                    EACH OF THE CORPORATIONS LISTED
                                    ON ANNEX I HERETO

                                    CATALINA INDUSTRIES, INC.,
                                    d/b/a Dana Lighting


                                    By: /s/ THOMAS M. BLUTH
                                        --------------------------------
                                        Thomas M. Bluth
                                        Secretary, Treasurer


                                    CATALINA REAL ESTATE TRUST, INC.


                                    By: /s/ THOMAS M. BLUTH
                                        --------------------------------
                                        Thomas M. Bluth
                                        Secretary, Treasurer


                                    ANGEL STATION, INC.


                                    By: /s/ THOMAS M. BLUTH
                                        --------------------------------
                                        Thomas M. Bluth
                                        Secretary, Treasurer


                                    MERIDIAN LAMPS, INC.


                                    By: /s/ THOMAS M. BLUTH
                                        --------------------------------
                                        Thomas M. Bluth
                                        Secretary, Treasurer


                                    MERIDIAN LAMPS DEVELOPMENT, INC.


                                    By: /s/ THOMAS M. BLUTH
                                        --------------------------------
                                        Thomas M. Bluth
                                        Secretary, Treasurer

                                    CATALINA ADMINISTRATIVE CORPORATION


                                    By: /s/ THOMAS M. BLUTH
                                        --------------------------------
                                        Thomas M. Bluth
                                        Assistant Secretary


                                    CATALINA MERCHANDISING, INC.


                                    By: /s/ THOMAS M. BLUTH
                                        --------------------------------
                                        Thomas M. Bluth
                                        Secretary, Treasurer

                                    AGENT:

                                    SUNTRUST BANK, CENTRAL FLORIDA,
                                    NATIONAL ASSOCIATION

                                    By: /s/ DAVID E. CROW
                                        ---------------------------------
                                        Name: David E. Crow
                                        Title: Senior Vice President

                                      "Banks"

                                      SUNTRUST BANK, CENTRAL FLORIDA,
                                      NATIONAL ASSOCIATION f/k/a Sun
                                      Bank, National Association

Amount of
Commitment: $31,000,000 *

                                      By: /s/ DAVID E. CROW
                                         -------------------------------
                                         David E. Crow
                                         Senior Vice President


Lending Office:
200 South Orange Avenue
6th Level, Tower Building
Orlando, FL 32801

Address for purposes of Section 12.1

              SunTrust Bank, Central Florida, National Association 200 South Orange Avenue
              6th Level, Tower Building
              Orlando, FL 32801

              Telex No: 4415-11 SunTrust
              Telecopier No.: (407) 237-6817
              Telephone No.: (407) 237-4088

              Attention: Mr. David E. Crow

          *   ($3,624,592.00 of which shall consist
              only of the Non-Revolving Advance)

                                     "Banks"

                                     NATIONAL BANK OF CANADA,
                                     a Canadian chartered bank

Amount of
Commitment: $17,000,000 *

                                      By: /s/ MICHAEL S. BLOOMENFELD
                                          ---------------------------------
                                          Michael S. Bloomenfeld
                                          Vice President and Manager


Lending Office:

5100 Town Center Circle
Suite 430
Boca Raton, Florida 33486
Attention: Michael S. Bloomenfeld
Reference: Catalina Lighting, Inc.

Address for purposes of Section 12.1

               National Bank of Canada
               5100 Town Center Circle
               Suite 430
               Boca Raton, Florida 33486
               Attention: Michael S. Bloomenfeld

               Telecopier: (561) 367-1705
               Telephone: (561) 367-1700

           *   ($1,987,704.00 of which shall consist
               only of the Non-Revolving Advance)

                                     "Banks"

                                     FIRST UNION NATIONAL BANK f/k/a
                                     First Union National Bank of Florida

Amount of
Commitment: $17,000,000 *

                                     By: /s/ MARY A. MORGAN
                                         ------------------------------------
                                         Name: Mary A. Morgan
                                         Title: Senior Vice President

Lending Office:

              Corporate Banking, 13th Floor
              200 South Biscayne Blvd.
              Miami, Florida 33131
              Attention: Charles Klenk
              Reference: Catalina Lighting, Inc.

Address for purposes of Section 12.1

              First Union National Bank
              Corporate Banking, 13th Floor
              200 South Biscayne Blvd.
              Miami, Florida 33131
              Attention: Charles Klenk

              Telecopier No.: (305) 789-5060
              Telephone No.: (305) 789-5061

         * ($1,987,704.00 of which shall consist
            only of the Non-Revolving Advance)